EXHIBIT 1

JOINT FILING AGREEMENT

Each of the undersigned acknowledges and agrees that the foregoing Statement on Schedule 13G is filed on behalf of the undersigned.  Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated as of July 21, 2011

OAKTREE VALUE OPPORTUNITIES FUND HOLDINGS, L.P.

	By:	Oaktree Value Opportunities Fund GP, L.P.
its General Partner

	By:	Oaktree Value Opportunities Fund GP Ltd.
its General Partner

	By:	Oaktree Capital Management, L.P.
its Director

	By:	/s/ Lisa Arakaki
Name: Lisa Arakaki
Title: Managing Director

	By:	/s/ Mahesh Balakrishnan
Name: Mahesh Balakrishnan
Title: Vice President

OAKTREE VALUE OPPORTUNITIES FUND GP, L.P.

	By:	Oaktree Value Opportunities Fund GP Ltd.
its General Partner

	By:	Oaktree Capital Management, L.P.
its Director

	By:	/s/ Lisa Arakaki
Name: Lisa Arakaki
Title: Managing Director

	By:	/s/ Mahesh Balakrishnan
Name: Mahesh Balakrishnan
Title: Vice President

OAKTREE VALUE OPPORTUNITIES FUND GP LTD.

By:	Oaktree Capital Management, L.P.
its Director

By:	/s/ Lisa Arakaki
Name: Lisa Arakaki
Title: Managing Director

By:	/s/ Mahesh Balakrishnan
Name: Mahesh Balakrishnan
Title: Vice President

OAKTREE FUND GP I, L.P.

By:	/s/ Lisa Arakaki
Name: Lisa Arakaki
Title: Authorized Signatory

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Authorized Signatory

OAKTREE CAPITAL I, L.P.

By:	OCM Holdings I, LLC,
its General Partner

By:	/s/ Lisa Arakaki
Name: Lisa Arakaki
Title: Managing Director

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Senior Vice President

OCM HOLDINGS I, LLC

By:	/s/ Lisa Arakaki
Name: Lisa Arakaki
Title: Managing Director

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Senior Vice President

OAKTREE HOLDINGS, LLC

By:	Oaktree Capital Group, LLC,
its Managing Member

By:	/s/ Lisa Arakaki
Name: Lisa Arakaki
Title: Managing Director and Assistant Secretary

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Senior Vice President

OAKTREE CAPITAL GROUP, LLC

By:	/s/ Lisa Arakaki
Name: Lisa Arakaki
Title: Managing Director and Assistant Secretary

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Senior Vice President

OAKTREE CAPITAL GROUP HOLDINGS, L.P.

By:	Oaktree Capital Group Holdings GP, LLC,
its General Partner

By:	/s/ Lisa Arakaki
Name: Lisa Arakaki
Title: Managing Director

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Senior Vice President

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Lisa Arakaki
Name: Lisa Arakaki
Title: Managing Director

By:	/s/ Martin Boskovich
Name: Martin Boskovich
Title: Senior Vice President